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Exhibit 99.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2002 (the "Report") by Schlotzsky's, Inc. ("Registrant"), the undersigned hereby certifies that:

  1.
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

/s/ RICHARD H. VALADE
Name: Richard H. Valade Title: Executive Vice President and Treasurer, Chief Financial Officer Date: November 14, 2002

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  Exhibit 99.2
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002